                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                        [ ] Preliminary Proxy Statement.

                        [ ] CONFIDENTIAL, FOR USE OF THE
                          COMMISSION ONLY (AS PERMITTED
                              BY RULE 14a-6(e)(2))

                         [X] Definitive Proxy Statement.

                      [ ] Definitive Additional Materials.

                    [ ] Soliciting Material under Rule 14a-12

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (check the appropriate box):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

                               (5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid:

                (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

                                 (4) Date Filed:

                                 [TORTOISE LOGO]

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-888-728-8784

                                 March 15, 2005

Dear Fellow Stockholder:

You are cordially  invited to attend the first annual meeting of stockholders of
Tortoise Energy Infrastructure  Corporation (the "Company") on Friday, April 15,
2005  at 9:00  a.m.,  Central  Time,  at The  Doubletree  Hotel,  10100  College
Boulevard, Overland Park, Kansas 66210.

The matters  scheduled for  consideration at the meeting are the election of one director of the Company,  granting  the Company the  authority to sell a limited number of its common  shares for less than net asset  value,  subject to certain conditions,  and the  ratification  of the  selection  of  Ernst & Young  LLP as independent,  registered  certified  public  accountants  of the Company for its fiscal year ending  November 30, 2005,  as more fully  discussed in the enclosed proxy statement.

Enclosed  with this  letter  are  answers  to  questions  you may have about the proposals,  the formal notice of the meeting,  the proxy statement,  which gives detailed  information  about the proposals and why the Board recommends that you vote to approve  each of them,  and the actual proxy for you to sign and return.
If you have any  questions  about the enclosed  proxy or need any  assistance in voting your shares, please call 1-888-728-8784.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and  return it in the  enclosed  envelope.  This will  ensure  that your vote is counted, even if you cannot attend the meeting in person.

                                       Sincerely,

                                       /s/ David J. Schulte

                                       David J. Schulte
                                       CEO and President

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       ANSWERS TO SOME IMPORTANT QUESTIONS

Q.   WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

     A.   This proxy contains three proposals:  (i) the election of one director to serve until the 2008 Annual  Stockholder  Meeting;  (ii) granting the Company the  authority to sell a limited  number of its common  shares for less than net asset value, subject to certain conditions;  and (iii) the ratification of Ernst
&  Young  LLP  as  the  Company's   independent,   registered  certified  public
accountants.  Stockholders  of the Company may also transact such other business as may properly come before the meeting.

Q.   HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

     A.   The Board of Directors of the Company unanimously  recommends that you vote "FOR" all proposals on the enclosed proxy card.

Q.   HOW CAN I VOTE?

     A.   You can vote by  completing,  signing and dating your proxy card,  and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.

        This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
                       read the Proxy Statement carefully.

                   If you have questions, call 1-888-728-8784.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-888-728-8784

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise Energy Infrastructure Corporation:

NOTICE IS HEREBY  GIVEN that the  Annual  Meeting of  Stockholders  of  Tortoise
Energy Infrastructure  Corporation, a Maryland Corporation (the "Company"), will be held on Friday,  April 15, 2005 at 9:00 a.m.  Central Time at The  Doubletree
Hotel,  10100 College  Boulevard,  Overland Park, Kansas 66210 for the following purposes:

     1.   To elect one  director  of the  Company,  to hold office for a term of three years and until his successor is duly elected and qualified;

     2.   To grant the Company  the  authority  to sell a limited  number of its common  shares  for less  than net asset  value,  subject  to  certain conditions;

     3.   To  ratify  the  selection  of  Ernst  &  Young  LLP  as  independent, registered  certified public accountants of the Company for its fiscal year ending November 30, 2005; and

     4.   To  transact  any other  business  that may  properly  come before the meeting or any adjournment or postponement thereof.

The foregoing  items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders may also transact any other business that properly comes before the meeting.

Stockholders of record as of the close of business on March 7, 2005 are entitled to notice of and to vote at the meeting (or any  adjournment or  postponement of the meeting).

                              By Order of the Board of Directors of the Company,

                              /s/ Zachary A. Hamel

                              Zachary A. Hamel
                              Secretary
March 15, 2005
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete,  date, sign and return
the   enclosed   proxy  as   promptly  as  possible  in  order  to  ensure  your
representation  at the meeting.  A return  envelope (which postage is prepaid if mailed in the United  States) is  enclosed  for that  purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee  and you wish to vote at the  meeting,  you must  obtain from the record holder a proxy issued in your name.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-888-728-8784

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 15, 2005

     This  proxy  statement  is being sent to you by the Board of  Directors  of
Tortoise  Energy  Infrastructure  Corporation  (the  "Company").  The  Board  of
Directors  is asking  you to  complete  and  return  the  enclosed  proxy  card, permitting  your  shares of the  Company  to be voted at the  annual  meeting of stockholders called to be held on April 15, 2005.  Stockholders of record at the close of business on March 7, 2005 (the  "record  date") are entitled to vote at the meeting.  This proxy  statement and enclosed proxy are first being mailed to stockholders on or about March 15, 2005.

     You should have received the Company's  Annual Report to  stockholders  for the fiscal year ended  November 30, 2004.  If you would like another copy of the
Annual Report,  please write the Company at the address shown at the top of this page or call the Company at 888-728-8784. The report will be sent to you without
charge.    The   Company's    reports   can   be   accessed   on   its   website
(www.tortoiseenergy.com) or on the SEC's website (www.sec.gov).

                                  PROPOSAL ONE

                              ELECTION OF DIRECTOR

     At the annual meeting,  one director will be elected to serve for a term of three years and until his successor is duly elected and qualified.  The Board of
Directors  unanimously  nominated  Conrad  S.  Ciccotello,  who is  currently  a director.  Mr.  Ciccotello has consented to be named in this proxy statement and has agreed to serve if elected.  The  Company  has no reason to believe  that he will be unavailable to serve.

     The  persons  named on the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed)  FOR the election of Mr.  Ciccotello as a director of the Company. Currently the Company has five directors. In accordance with the Company's Articles of Amendment and Restatement, its Board of Directors
is divided  into three  classes of  approximately  equal size.  The terms of the directors of the different classes are staggered.  The terms of Charles E. Heath and  Terry  C.  Matlack  expire  on the  date  of the  2006  annual  meeting  of stockholders  and the terms of John R. Graham and H. Kevin Birzer  expire on the date of the 2007 annual meeting of stockholders. If Mr. Ciccotello is elected at the annual  meeting,  his term will expire at the annual meeting of stockholders in  2008.  Pursuant  to  the  terms  of  the  preferred  shares,  the  preferred stockholders  have the exclusive right to elect two directors to the board.  The board has  designated  Mr. Matlack and Mr. Graham as the directors the preferred stockholders shall have the right to elect.

     On this proposal,  the holders of preferred shares of the Company will have equal voting rights with the holders of common shares (i.e., one vote per share)
and the common  shares and the  preferred  shares will vote together as a single class.  The Company's  directors are elected by a plurality of the votes cast at the  meeting.  This means the  nominee  who  receives  more votes than any other candidate, regardless of the votes withheld for that candidate, will be elected.
Thus,  shares  present at the annual meeting that are not voted for a particular nominee,  shares present in person or represented by proxy where the stockholder properly withholds authority to vote for such nominee, and broker non-votes,  if any,  will not be counted  towards such  nominee's  achievement  of a plurality.
Stockholders do not have cumulative voting rights.

     If elected,  Mr.  Ciccotello will hold office until the 2008 annual meeting of  stockholders  or until his successor is duly elected and  qualified.  If Mr.
Ciccotello  is unable to serve  because  of an event  not now  anticipated,  the persons named as proxies may vote for another person  designated by the Board of
Directors.

     The following  table sets forth each Board  member's name, age and address;
position(s)  with the Company and length of time  served;  principal  occupation during the past five years;  the number of  portfolios  in the Fund Complex that each Board member oversees;  and other public company directorships held by each
Board member.  The Fund Complex is comprised of the closed-end  funds advised by the  Advisor,  and as of March 15, 2005  included the  Company,  Tortoise  North
American Energy Corporation and Tortoise MLP Investment Corporation.

              NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON:

                                                                                          Number of
                                                                                        Portfolios in
                                 Positions(s) Held                                          Fund             Other
                                   With Company                                            Complex        Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
      Name and Age                  Time Served           During Past Five Years           Director         Director

Conrad S. Ciccotello, 44         Director since 2003   Associate Professor of Risk          Three             None
10801 Mastin Blvd.                                     Management and Insurance,
Suite 222                                              Robinson College of Business,
Overland Park, KS  66210                               Georgia State University since
                                                       1999; Director of Graduate
                                                       Personal Financial Planning
                                                       Programs, Editor, Financial
                                                       Services Review since 2001 (an
                                                       academic journal dedicated to
                                                       the study of individual
                                                       financial management).
                                                       Formerly, faculty member,
                                                       Pennsylvania State University
                                                       (1997-1999).

               REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS:

                                                                                          Number of
                                                                                        Portfolios in
                                 Positions(s) Held                                          Fund             Other
                                   With Company                                            Complex        Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
      Name and Age                  Time Served           During Past Five Years           Director         Director

John R. Graham, 59              Director since 2003   Executive-in-Residence and            Three         Erie Indemnity
10801 Mastin Blvd.                                    Professor of Finance, College                       Company; Erie
Suite 222                                             of Business Administration,                         Family Life
Overland Park, KS  66210                              Kansas State University (has                        Insurance
                                                      served as a professor or                            Company;
                                                      adjunct professor since 1970);                      Kansas State
                                                      Chairman of the Board,                              Bank
                                                      President and CEO, Graham
                                                      Capital Management, Inc.  and
                                                      Owner of Graham Ventures.
                                                      Formerly, CEO, Kansas Farm
                                                      Bureau Financial Services,
                                                      including seven affiliated
                                                      insurance or financial service
                                                      companies (1979-2000).

Charles E. Heath, 62            Director since 2003   Retired in 1999.  Formerly,           Three            None
10801 Mastin Blvd.                                    Chief Investment Officer,
Suite 222                                             General Electric's Employers
Overland Park, KS  66210                              Reinsurance Corporation
                                                      (1989-1999).  CFA since 1974.

                 REMAINING DIRECTORS WHO ARE INTERESTED PERSONS:
                                                                                          Number of
                                                                                        Portfolios in
                                 Positions(s) Held                                          Fund             Other
                                   With Company                                            Complex        Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
      Name and Age                  Time Served           During Past Five Years           Director         Director

H. Kevin Birzer, 45             Director and          Partner/Senior Analyst,               Three             None
10801 Mastin Blvd.              Chairman of the       Fountain Capital (1989 -
Suite 222                       Board since 2003      present); Managing Director of
Overland Park, KS  66210                              the Advisor.  Formerly, Vice
                                                      President, Corporate Finance
                                                      Department, Drexel Burnham
                                                      Lambert (1986-1989); Vice
                                                      President, F. Martin Koenig &
                                                      Co. (1983- 1986).

Terry C. Matlack, 49            Director, Treasurer   Managing Director, KCEP, a            Three         Trendstar
10801 Mastin Blvd.              and Chief Financial   private equity firm (2001-                          Investment
Suite 222                       Officer since 2003    present); Managing Director of                      Trust (open-end
Overland Park, KS  66210                              the Advisor.  Formerly,                             fund family)
                                                      President, GreenStreet Capital
                                                      (1995 - 2001).

     Officers.  Mr. Birzer is the Chairman of the Board of the Company,  and Mr.
Matlack  is the Chief  Financial  Officer  and  Treasurer  of the  Company.  The
preceding table gives more  information  about Mr. Birzer and Mr.  Matlack.  The following  table  sets  forth  each  other  officer's  name,  age  and  address;
position(s)  held  with  the  Company  and  length  of  time  served;  principal occupation  during the past five  years;  the number of  portfolios  in the Fund
Complex overseen by each officer;  and other directorships held by each officer.
Each  officer  serves until his  successor is chosen and  qualified or until his resignation or removal.

                                                                                          Number of
                                                                                        Portfolios in
                                 Positions(s) Held                                          Fund             Other
                                   With Company                                            Complex        Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
      Name and Age                  Time Served           During Past Five Years           Director         Director

David J. Schulte, 43            President and        Managing Director, KCEP               Three              None
10801 Mastin Blvd.              Chief Executive      (1993-present); Managing
Suite 222                       Officer since 2003   Director of the Advisor; CFA
Overland Park, KS  66210                             since 1992; Member, Global
                                                     Corporate Governance Committee
                                                     of the CFA Institute.

Zachary A. Hamel, 39            Secretary since      Partner/Senior Analyst with           Three              None
10801 Mastin Blvd.              2003                 Fountain Capital
Suite 222                                            (1997-present); Managing
Overland Park, KS  66210                             Director of the Advisor.

Kenneth P. Malvey, 39           Vice President       Partner/Senior Analyst,               Three              None
10801 Mastin Blvd.              since 2003           Fountain Capital Management
Suite 222                                            (2002-present); Managing
Overland Park, KS  66210                             Director of the Advisor.
                                                     Formerly, Investment Risk
                                                     Manager and member of the
                                                     Global Office of Investments,
                                                     GE Capital's Employers
                                                     Reinsurance Corporation (1996
                                                     - 2002).

     Committees  of the Board of  Directors.  The  Company's  Board of Directors
currently has two standing committees:

     •    Executive  Committee.  Messrs.  Birzer and  Matlack are members of the executive committee. The executive committee has authority to exercise the  powers  of the Board (i)  where  assembling  the full  Board in a timely manner is impracticable,  (ii) to address emergency matters, or
          (iii) to address matters of an administrative  or ministerial  nature.
          Messrs.  Birzer and Matlack are "interested persons" of the Company as defined by Section 2(a)(19) of the Investment Company Act of 1940.

     •    Audit  Committee.  Messrs.  Ciccotello,  Heath and Graham serve on the audit committee.  The audit committee operates under a written charter adopted and  approved  by the Board.  The Audit  Committee  Charter is attached  hereto as Appendix A and will be  attached  every third year going  forward.  The audit  committee  approves and  recommends to the
          Board the election,  retention or termination of independent auditors;
          approves  services  to be  rendered  by  the  auditors;  monitors  the auditors'  performance;  reviews the results of the  Company's  audit;
          determines  whether  to  recommend  to the  Board  that the  Company's audited  financial  statements  be  included in the  Company's  Annual
          Report;  and  responds  to other  matters  as  outlined  in the  Audit
          Committee  Charter.  Each audit committee  member is  "independent" as defined by the New York Stock Exchange.

     The Board does not currently  have a standing  nominating  or  compensation committee.  The New York Stock  Exchange does not require boards of directors of closed-end funds to have a standing nominating or compensation committee.

     Your Board of Directors does not believe a standing nominating committee is necessary  because the full Board of  Directors  currently  participates  in the consideration  of  director  nominees.  The Board of  Directors  does not have a charter with respect to the duties it fulfills in its nominating  capacity.  The
Board of Directors does not have a specific policy with regard to  consideration of director  candidates  recommended by stockholders and will give consideration to director  candidates  recommended  by  stockholders  in  accordance  with the
Company's Bylaws and the procedures described under "Stockholder Proposals." The
Company's  Bylaws  require all directors and nominees for directors (1) to be at
least  21  years  of  age  and  have  substantial   expertise,   experience  and
relationships relevant to the business of the Company and (2) to have a master's degree in economics,  finance,  business administration or accounting, to have a graduate  professional degree in law from an accredited university or college in the United States,  or the equivalent  degree from an equivalent  institution of higher  learning  in  another  country,  to  have a  certification  as a  public accountant  in the United  States,  to

be deemed an "audit committee  financial expert" as such term is defined in item
401 of Regulation S-K as promulgated by the SEC, or to be a current  director of the  Company.  The  Board of  Directors  does not have a  specific  process  for
identifying  and  evaluating   nominees  for  director,   but  when  considering
nominations  for  membership  on the  Board,  the  Board of  Directors  seeks to identify  persons  who satisfy the  criteria  identified  above and who have the highest capabilities, judgment and ethical standards and an understanding of the business of the Company.  The Board of Directors does not evaluate  nominees for director differently when a nominee is proposed by a stockholder.

     The  following  table  shows the number of  meetings  held for the  Company during the fiscal year ended November 30, 2004:

     Board of Directors                                     10
     Executive Committee                                     3
     Audit Committee                                         5

     All of the members of the Board and committee members then serving attended at least 75% of the meetings of the Board of Directors and applicable committees held during the fiscal year.

     Director and Officer  Compensation.  The Company does not compensate any of the  directors who are  interested  persons and does not  compensate  any of its officers. The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex during fiscal 2004 to each of the current directors.

                                     Compensation from        Total Compensation
                Name                      Company              from Fund Complex

     H. Kevin Birzer                          $0                        $0
     Terry C. Matlack                         $0                        $0
     Conrad S. Ciccotello                $19,000                   $19,000
     John R. Graham                      $20,500                   $20,500
     Charles E. Heath                    $21,000                   $21,000

     Required Vote. Mr. Ciccotello will be elected by the vote of a plurality of all shares of the Company  present at the meeting,  in person or by proxy.  Each common share and each preferred share is entitled to one vote.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  STOCKHOLDERS  OF THE
COMPANY VOTE "FOR" MR. CICCOTELLO AS A DIRECTOR.

                                  PROPOSAL TWO

                      APPROVAL TO SELL A LIMITED NUMBER OF
                       COMMON SHARES BELOW NET ASSET VALUE

     Since our initial public offering in February 2004, the Company sold common shares in a subsequent  public  offering  and  invested  the proceeds  from such subsequent  public  offering in accordance with its investment  objectives.  The
Investment  Company Act of 1940 ("1940 Act") permits such sales,  so long as the net sale price to the Company (after deduction of offering expenses) is at least equal to the net asset  value  per  share  (the  "NAV")  of its  common  shares.
Additionally,  the 1940 Act permits the Company to sell its common  shares below
NAV with the  consent of a majority  of its  common  stockholders.  The 1940 Act establishes  a  connection  between  common share net sale price and NAV because when stock is sold at a net sale price below NAV, the resulting  increase in the number of outstanding  shares is not accompanied by a proportionate  increase in the net assets of the Company.

     The Company  believes that having the ability to issue a limited  number of the  Company's  common  shares below NAV in certain  instances  will benefit all
stockholders.   The   Company  is   periodically   presented   with   attractive
opportunities to acquire securities of master limited partnerships ("MLPs") that require  the  Company to make its  investment  commitment  quickly.  Because the
Company  generally  attempts  to remain  fully  invested  and does not intend to maintain  cash for the purpose of making these  investments,  the Company may be unable to  capitalize  on  investment  opportunities  presented  to it unless it quickly  raises  capital.  The  market  value  of our  common  shares,  however, periodically  falls below our NAV,  which is not uncommon for a closed-end  fund such as the Company.  When this happens,  the Company is not able to effectively access capital  markets to enable it to take advantage of attractive  investment opportunities.

     The proposed  resolution  would give the Company the  opportunity  to raise cash and purchase  attractively  priced securities even if the net sale price to the Company of our common  shares is below NAV. The Company does not  anticipate selling  common  shares below NAV unless the Company has  identified  attractive near term investment  opportunities that the directors,  including a majority of
independent   directors,    reasonably   believe   will   increase   stockholder
distributions. Further, to the extent the Company issues common shares below NAV in a publicly registered  transaction,  the market  capitalization and number of publicly  tradable  shares of the Company  will  increase,  thus  affording  all stockholders greater liquidity.

     The Company will only sell common shares below NAV in  accordance  with the following parameters:

     1. The  aggregate  number of the  Company's  common shares issued below NAV will not exceed more than 20% of the Company's  outstanding  common shares as of any offering date. In determining the number of the Company's outstanding common shares,  all common shares outstanding on the date of the stockholder vote shall be deemed to be  outstanding,  as well as all common  shares  sold at a net sale price in excess of NAV from and after the date of the stockholder vote. However, common shares  previously  sold at a net sale price below NAV will not be deemed to be outstanding for purposes of computing the 20% limitation.

     2. The Company  will not sell its common  shares at a net sale price to the
Company,  after  deduction of all offering  expenses and  underwriting  fees and commissions,  that  represents  a  discount  of  more  than  5% of the  NAV,  as determined  at any time  within 48 hours of pricing  of the common  shares to be sold below NAV.

     3. The Company will only issue common shares below NAV if a majority of the independent directors makes a determination that they reasonably expect that the investment(s)  to be made with the net proceeds of such  issuance  will increase stockholder distributions.

     As discussed below under the caption "More  Information About the Meeting -
Investment Advisory  Agreement," the Company's  investment adviser is paid a fee based upon the Company's  average  monthly  Managed  Assets (as defined  below).
Therefore,  the adviser's interest in determining  whether to recommend that the
Company  issue common  shares below NAV may conflict  with the  interests of the
Company and its stockholders.

     Furthermore,  if current stockholders of the Company either do not purchase any shares in an offering conducted by the Company or do not purchase sufficient shares in the offering to maintain  their  percentage  interest,  regardless  of whether such offering is above or below the then current NAV, their voting power will be diluted.

     The table  below sets  forth the pro forma  effect on our NAV if we were to have issued shares below our NAV as of February 28, 2005. The table assumes that we issue  2,948,820  shares,  which  represents  all of the  shares  we would be currently  authorized  under this  proposal to issue,  at a net sale price to us after deducting all expenses of issuance,  including  underwriting discounts and commissions, equal to $26.95, 95% of the NAV of our common shares as of February
28, 2005.

                 Impact of Below NAV Issuances of Common Shares

Common shares currently outstanding ............................................       14,744,098
Common shares that currently may be issued below NAV............................        2,948,820
Total common shares outstanding if all authorized are issued below NAV..........       17,692,918
Net asset value per share  as of  February 28, 2005 ............................           $28.37
Aggregate net asset value of all currently outstanding common shares based on
   NAV as of February 28, 2005..................................................  $418,339,229.00
Aggregate net proceeds to the Company (assuming the Company sold all authorized shares and received net proceeds equal to $26.95 per share (95%
   of the NAV as of February 28, 2005)).........................................   $79,470,699.00
Expected aggregate net asset value of the Company after issuance................  $497,809,928.00
NAV per share after issuance ...................................................           $28.14

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed) FOR approval of the sale of common shares below NAV.

     Required  Vote.  The proposal must be approved by both (a) the  affirmative vote of a majority of all common  stockholders of record,  and (b) a majority of the votes cast by the common stockholders and the preferred stockholders, voting together as a single class.

     For  the  purpose  of   determining   whether  a  majority  of  the  common
stockholders approved the matter, the number of common shares held by any single stockholder  will not be  relevant.  For the  purpose of  determining  whether a majority of the common  stockholders  approved this  proposal,  abstentions  and broker  non-votes  will not be  counted as votes cast and will have no effect on the result of the vote.

     For the purposes of  determining  whether the majority of the votes cast by the common and preferred stockholders voting together as a single class approved the  proposal,  each common  share and each  preferred  share is entitled to one vote.  Further,  abstentions  and broker  non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

     THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY  UNANIMOUSLY   RECOMMENDS  THAT
STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL TO ALLOW THE COMPANY TO SELL
ITS COMMON SHARES BELOW NET ASSET VALUE.

                                 PROPOSAL THREE

                          RATIFICATION OF SELECTION OF
              INDEPENDENT, REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

     The Board of  Directors  recommends  that the  stockholders  of the Company ratify  the  selection  of Ernst & Young LLP  ("E&Y"),  independent,  registered certified  public  accountants,  to audit the  accounts  of the  Company for the fiscal year ending November 30, 2005.  E&Y's selection was approved by the Audit
Committee  at a meeting  held on January  19,  2005.  Their  selection  also was ratified  and  approved  by the  vote,  cast in  person,  of a  majority  of the directors  of the  Company,  including a majority of the  directors  who are not
"interested  persons"  of the  Company  within the  meaning of the 1940 Act,  as amended,  and who are  "independent"  as defined in the New York Stock  Exchange listing standards, at a meeting held on January 19, 2005.

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting (unless otherwise directed) FOR the ratification of E&Y as the Company's independent,  registered  certified  public  accountants.  E&Y has  audited  the accounts of the Company since prior to the Company's commencement of business in
February  2004 and does not have any direct  financial  interest or any material indirect  financial interest in the Company. A representative of E&Y is expected to be available at the meeting and to have the  opportunity  to make a statement and respond to appropriate questions from the stockholders.  The Audit Committee of the Board ofDirectors meets each year with  representatives of E&Y to discuss the scope of their  engagement,  review the financial  statements of the Company and the results of their examination.

     Required  Vote.  E&Y  will  be  ratified  as  the  Company's   independent,
registered  certified public accountant by the affirmative vote of a majority of all shares cast at the  meeting,  in person or by proxy.  Each common  share and each  preferred  share is entitled to one vote.  For the purposes of the vote on this  proposal,  abstentions  will not be counted as votes cast and will have no effect on the result of the vote.

                             AUDIT COMMITTEE REPORT

     The audit  committee of the Board of  Directors of the Company  reviews the
Company's annual  financial  statements with both management and the independent auditors,  and the committee meets periodically with the independent auditors to consider their evaluation of the Company's financial and internal controls.

     The audit  committee,  in  discharging  its  duties,  has met with and held
discussions  with  management  and  the  Company's  independent  auditors.   The
committee  has reviewed and  discussed  the audited  financial  statements  with management.  Management  has  represented to the  independent  auditors that the
Company's  financial  statements  were  prepared in  accordance  with  generally accepted accounting principles.

     The audit  committee has also discussed with the  independent  auditors the matters  required to be discussed by the Statement on Auditing  Standards No. 61
(Communications with Audit Committees). The independent auditors provided to the committee  the written  disclosure  required  by  Independence  Standards  Board
Standard  No.  1  (Independence  Discussions  with  Audit  Committees),  and the committee  discussed  with  representatives  of the  independent  auditors their firm's independence.

     Based on the audit  committee's  review and discussions with management and the independent  auditors,  the representations of management and the reports of the independent  auditors to the committee,  the committee  recommended that the
Board include the audited financial statements in the Company's Annual Report.

     The members of the  Company's  Audit  Committee  are Conrad S.  Ciccotello,
Charles E. Heath and John R. Graham.

                              INDEPENDENT AUDITORS

     On  January  19,  2005,  the  Company's  audit   committee   selected  E&Y,
independent,  registered  certified public  accountants,  to audit the books and records of the  Company for its fiscal year ending  November  30,  2005.  E&Y is registered with the Public Company Accounting Oversight Board.

                             AUDIT AND RELATED FEES

     Audit Fees. For professional services rendered with respect to the audit of the Company's financial statements and the review of the Company's statutory and regulatory  filings for its last fiscal  year,  the Company paid E&Y fees in the approximate  amount of $67,500.  The Company was formed on October 29, 2003, and thus did not pay E&Y any fees prior to that date.

     Audit-Related  Fees. The Company did not pay E&Y any fees for assurance and related  services  reasonably  related to the  performance  of the audits of the
Company's annual financial statements for its last fiscal year.

     Tax Fees. For professional services for tax compliance,  tax advice and tax planning  for  its  last  fiscal  year,  the  Company  paid  to E&Y  fees in the approximate amount of $14,300.

                                       10

     All Other Fees.  The Company  did not pay E&Y any fees for  services  other than those  described above during its last fiscal year. The Advisor (as defined below) and its  affiliates  performing  services for the Company did not pay any fees to E&Y during the Company's most recent fiscal year for services other than those described above.

     Aggregate  Non-Audit  Fees. The Company did not pay E&Y any amounts for any non-audit services during the Company's last fiscal year.

     In addition, neither the Advisor nor any entity controlling, controlled by, or under common control with the Advisor that provides  ongoing  services to the
Company paid E&Y for any non-audit services during its last two fiscal years.

     On July 15, 2004, the Audit Committee of the Company  adopted  pre-approval polices and procedures.  Since the adoption of such policies and procedures, the
Audit Committee has  pre-approved all audit and non-audit  services  provided by
E&Y, and all non-audit  services provided by E&Y for the Advisor,  or any entity controlling,  controlled  by, or under  common  control  with the  Advisor  that provides ongoing  services to the Company,  that are related to the operation of the Company.

     The audit  committee of the Company has considered  whether E&Y's provision of services  (other  than audit  services to the  Company) to the  Company,  the
Advisor or any entity  controlling,  controlled by, or under common control with the Advisor that provide  services to the Company is compatible with maintaining
E&Y's independence in performing audit services.

                                  OTHER MATTERS

     The Board of  Directors of the Company  knows of no other  matters that are intended to be brought  before the meeting.  If other  matters are presented for action,  the  proxies  named in the  enclosed  form of proxy  will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

     Stockholders.  At the record date, the Company had the following numbers of shares issued and outstanding:

              Common Shares                     Preferred Shares
               14,787,327                            1,400

     At February 28,  2005,  each  director  beneficially  owned (as  determined pursuant to Rule 16a-1(a)(2)  under the Securities  Exchange Act of 1934) shares of the Company and in all Funds  overseen by each Director in the same Family of
Investment Companies having values within the indicated dollar ranges.

                                       11

                                                       Aggregate Dollar Range of
                                                            Holdings in Funds
                                                        Overseen by Director in
                          Aggregate Dollar Range of       Family of Investment
      Director             Holdings in the Company             Companies¹

H. Kevin Birzer²                Over $100,000                Over $100,000
Terry C. Matlack²               Over $100,000                Over $100,000
Conrad S. Ciccotello          $50,001 - $100,000          $50,001 - $100,000
John R. Graham                  Over $100,000                Over $100,000
Charles E. Heath                Over $100,000                Over $100,000

____________________________

¹ Includes the Company,  Tortoise North American Energy Corporation and Tortoise
MLP Investment Corporation.
² These  persons are  "interested  persons" of the Company as defined by Section
2(a)(19) of the Investment Company Act of 1940.

     At February 28, 2005,  each  director,  the officers and the  directors and officers as a group,  beneficially  owned (as determined  pursuant to Rule 13d-3 under the Securities  Exchange Act of 1934) shares of the Company (or percentage of outstanding shares) as follows:

                              Number of                  Number of
 Directors and Officers     Common Shares      %     Preferred Shares        %

  H. Kevin Birzer**          23,657.72         *           - 0 -            N/A
  Terry C. Matlack**          4,435.00         *           - 0 -            N/A
  Conrad S. Ciccotello        1,940.00         *           - 0 -            N/A
  John R. Graham             10,060.761        *           - 0 -            N/A
  Charles E. Heath            8,000.00         *           - 0 -            N/A
  David J. Schulte**          7,022.51         *           - 0 -            N/A
  Zachary A. Hamel**          2,959.82         *           - 0 -            N/A
  Kenneth P. Malvey**         2,222.12         *           - 0 -            N/A

  Directors and Officers
  as a Group                  60,269.47        *           - 0 -            N/A

*Indicates less than 1%.
**These  persons are  "interested  persons" of the Company as defined by Section
2(a)(19) of the Investment Company Act of 1940.
¹Includes  4,000 shares owned by Master  Teacher  Employee  Benefit  Trust.  Mr.
Graham is the  trustee  of this  trust and thus has sole  investment  and voting power.  He, however,  disclaims  beneficial  ownership of all shares held by the trust.

     At February 28, 2005, no director or officer held  preferred  shares of the
Company.

     At February 28, 2005, to the knowledge of the Company, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of the Company.

     Investment  Advisory  Agreement.   Tortoise  Capital  Advisors,   LLC  (the
"Advisor")  is the  Company's  investment  advisor.  The  Advisor is  controlled equally by Fountain Capital

                                       12

Management,  L.L.C. and Kansas City Equity Partners LC. As of February 28, 2005,
the Advisor had  approximately  $760 million of client assets under  management.
The Advisor  may be  contacted  at the address  listed on the first page of this proxy statement.

     Pursuant to the terms of an Advisory  Agreement between the Company and the
Advisor,  the Company pays to the Advisor  quarterly,  as  compensation  for the services rendered by the Advisor, a fee equal on an annual basis to 0.95% of the
Company's average monthly Managed Assets.  Managed Assets means the total assets of the  Company  (including  any assets  attributable  to  leverage  that may be outstanding)  minus accrued  liabilities other than (1) deferred taxes, (2) debt entered  into for the purpose of  leverage,  and (3) the  aggregate  liquidation preference of any outstanding  preferred  stock.  The Advisor has  contractually agreed to waive or reimburse  the Company for fees and  expenses,  including the investment advisory fee and other expenses in the amount of 0.23% of the average monthly  Managed  Assets  through  February  28,  2006 and 0.10% of the  average monthly Managed Assets through  February 28, 2009. The Advisor does not have the right to recoup any fees waived or reimbursed by the Advisor. In its last fiscal year the Company  paid the net amount of  $2,006,155  to the  Advisor  under the
Advisory  Agreement.  The Advisor is owned  directly or  indirectly  by David J.
Schulte,  CEO and President of the Company;  Terry  Matlack,  a director and the
Chief Financial Officer and Treasurer of the Company; H. Kevin Birzer,  director and  Chairman of the Board of the  Company,  Zachary A. Hamel,  Secretary of the
Company, and Kenneth P. Malvey, Vice President of the Company, among others.

     How Proxies Will Be Voted. All proxies  solicited by the Board of Directors that are properly  executed and received prior to the meeting,  and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be  voted in  accordance  with  the  instructions  marked  on the  proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals.

     How To Vote. Complete,  sign and date the enclosed proxy card and return it in the enclosed envelope.

     Expenses and Solicitation of Proxies.  The expenses of preparing,  printing and mailing the  enclosed  proxy card,  the  accompanying  notice and this proxy statement and all other costs,  in connection  with the  solicitation of proxies will be borne by the Company.  The Company may also reimburse banks, brokers and others for their reasonable  expenses in forwarding proxy solicitation  material to the  beneficial  owners  of  shares of the  Company.  In order to obtain  the necessary  quorum at the meeting,  additional  solicitation may be made by mail, telephone,  telegraph, facsimile or personal interview by representatives of the
Company,  the Advisor,  the  Company's  transfer  agent,  or by brokers or their representatives  or by a solicitation firm that may be engaged by the Company to assist  in proxy  solicitations.  Any  costs  associated  with  such  additional solicitation are not anticipated to exceed $35,000. The Company will not pay any representatives  of the Company or the Advisor any additional  compensation  for their efforts to supplement proxy solicitation.

     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter  saying that you are  revoking  your proxy to the
Secretary  of the  Company at the  Company's  offices  located  at 10801  Mastin
Boulevard,  Suite 222, Overland Park,  Kansas 66210; (2) properly  executing and sending a later-dated proxy; or (3) attending the meeting,  requesting return of any previously delivered proxy, and voting in person.

                                       13

     Quorum. The presence,  in person or by proxy, of holders of shares entitled to cast a majority of the votes  entitled to be cast  (without  regard to class)
constitutes a quorum.  For purposes of determining  the presence or absence of a quorum,  abstentions  and broker  non-votes  will be treated as shares  that are present at the meeting but have not been voted.

     If a quorum  is not  present  in  person  or by proxy at the  meeting,  the chairman of the meeting or the  stockholders  entitled to vote at such  meeting, present in person or by proxy,  have the power to adjourn  the meeting to a date not more than 120 days after the original  record date without notice other than announcement at the meeting.

             SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities  Exchange
Act of 1934 require the Company's  directors and officers,  investment  advisor, affiliated  persons of the investment  advisor and persons who own more than 10%
of a registered class of the Company's equity securities to file forms reporting their  affiliation  with the  Company and  reports of  ownership  and changes in ownership of the Company's  shares with the Securities  and Exchange  Commission
(the "SEC") and the New York Stock  Exchange.  Those  persons and  entities  are required by SEC  regulations  to furnish the Company  with copies of all Section
16(a)  forms  they  file.  Based on a review  of those  forms  furnished  to the
Company,  the Company  believes  that its  directors  and  officers,  investment advisor and affiliated  persons of the investment advisor have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of management of the Company,  no person owns  beneficially  more than
10% of a class of the Company's equity securities.

                                 ADMINISTRATORS

     The Company has entered into an  administration  agreement with US Bancorp, whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin
53202.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders  are able to send  communications  to the Board of  Directors.
Communications  should be  addressed  to the  Secretary  of the  Company  at its principal  offices at 10801 Mastin  Boulevard,  Suite 222, Overland Park, Kansas
66210. The Secretary will forward any  communications  received  directly to the
Board of  Directors.  The  Company  does not have a policy  with regard to Board attendance at annual meetings. This is the Company's first annual meeting.

        STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2006 ANNUAL MEETING

     Method for Including Proposals in the Company's Proxy Statement.  Under the
rules of the SEC, if you want to have a proposal included in our proxy statement for our next annual  meeting of  stockholders  that proposal must be received by the  Secretary of the Company at 10801  Mastin  Boulevard,  Suite 222,  Overland
Park, Kansas 66210, not later than 5:00 p.m., Central Time on November 15, 2005.
Such proposal must comply with all applicable  requirements of Rule 14a-8 of the
Securities Exchange Act of 1934.

                                       14

     Other Proposals and Nominations. If you want to nominate a director or have other business  considered at our next annual meeting of stockholders but do not want those  items  included  in our proxy  statement,  you must  comply with the advance  notice  provision  of our  Bylaws.  Under our Bylaws,  nominations  for director or other business  proposals to be addressed at our next annual meeting may be made by a stockholder  who has delivered a notice to the Secretary of the
Company at 10801 Mastin  Boulevard,  Suite 222,  Overland Park, Kansas 66210, no
earlier than November 15, 2005 nor later than 5:00 p.m. Central Time on December
16, 2005. The  stockholder  must satisfy certain  requirements  set forth in the
Company's  Bylaws and the notice must contain specific  information  required by the Company's  Bylaws.  With respect to nominees for  director,  the notice must include,  among other  things,  the name,  age,  business  address and residence address of any nominee for director, certain information regarding such person's ownership of Company shares,  and all other information  relating to the nominee as is  required  to be  disclosed  in  solicitations  of proxies in an  election contest or as otherwise required by Regulation 14A under the Securities Exchange
Act of 1934. With respect to other business to be brought before the meeting,  a notice must include,  among other things,  a description of the business and any material  interest in such business by the  stockholder  and certain  associated persons  proposing  the  business.  Any  stockholder  wishing to make a proposal should  carefully read and review the Company's  Bylaws. A copy of the Company's
Bylaws  may  be  obtained  by  contacting   the  Secretary  of  the  Company  at
1-888-728-8784  or by writing  the  Secretary  of the  Company  at 10801  Mastin
Boulevard,  Suite 222,  Overland  Park,  Kansas  66210.  Timely  submission of a proposal does not mean the proposal will be included in the proxy  material sent to stockholders.

     These advance notice  provisions are in addition to, and separate from, the requirements  that a stockholder must meet in order to have a proposal  included in the Company's proxy statement under the rules of the SEC.

     A proxy granted by a stockholder will give  discretionary  authority to the proxies to vote on any matters  introduced  pursuant to the above advance notice
Bylaw provisions, subject to applicable rules of the SEC.

                                       By Order of the Board of Directors

                                       /s/ Zachary A. Hamel

                                       Zachary A. Hamel
                                       Secretary

March 15, 2005

                                       15

                                                                      APPENDIX A

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The Audit Committee is a committee of the Board of the Company. Its primary function is to assist the Board in fulfilling  certain of its  responsibilities.
This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to oversee the Company's  accounting  policies,  financial  reporting and internal  control system,  as well as the work of the  independent  auditors.  The Audit Committee assists  Board  oversight  of  (1)  the  integrity  of the  Company's  financial statements; (2) the Company's compliance with legal and regulatory requirements;
(3) the  independent  auditors'  qualifications  and  independence;  and (4) the performance  of the Company's  independent  auditors.  The Audit  Committee also serves  to  provide  an open  avenue  of  communication  among  the  independent auditors, Company management and the Board.1

     •    Company  management  has the primary  responsibility  to establish and maintain  systems for  accounting,  reporting  and internal  controls, which  functions  may be delegated to an  accounting  service agent or custodian, provided Company management provides adequate oversight.

     •    The independent  auditors have the primary  responsibility to plan and implement  a  proper  audit  of the  Company's  financial  statements, including  consideration  of the Company's  accounting,  reporting and internal control practices.

     The Audit Committee may have additional  functions and  responsibilities as deemed appropriate by the Board and the Audit Committee.2

     Although the Audit Committee has the  responsibilities and powers set forth in this  Charter,  it is not the duty of the Audit  Committee to plan or conduct audits or to determine that the Company's financial  statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
1 The New York Stock Exchange Corporate  Governance  Standards require the Audit
Committee's  charter to address,  as one of the  Committee's  purposes,  that it assist Board  oversight of "the  performance  of the  company's  internal  audit function."  Since the Company has no internal audit function,  this has not been included as one of the purposes of the Committee.
2 The  Audit  Committee  also  has as a  purpose  the  preparation  of an  audit committee  report to be included in the annual proxy  statement.  This report is described in footnote 8.

II.  COMPOSITION

     The Audit  Committee  shall be comprised of all  independent  board members who,  in the  opinion of the Board,  are free from any  relationship  that would interfere  with the exercise of his or her  independent  judgment as a member of the Audit  Committee.  For these  purposes,  a board  member  is  considered  an independent board member if:

     •    he or she is not an "interested person" of the Company as that term is defined in the Investment Company Act of 1940;

     •    he or she does not accept,  directly or  indirectly,  any  consulting, advisory,  or other  compensatory  fee from the Company (except in the capacity as a Board or committee member); and

     •    he or she meets  the  independence  requirements  set forth in the New
          York Stock Exchange Listed Company Manual, Section 303A.07.

     Each member of the Audit Committee shall be financially  literate,  as such qualification  is interpreted by the Board in its business  judgment.  The Audit
Committee will review the  qualifications  of its members and determine  whether any of its members qualify as an "audit committee  financial expert"3 as defined in Form N-CSR.  The Audit Committee will submit such  determination to the Board for its final  determination.  At least one member of the Audit  Committee  must have  accounting  or  related  financial  management  expertise,  as  the  Board interprets such qualification in its business judgment.

     Audit  Committee  members may enhance  their  familiarity  with finance and accounting by  participating  in educational  programs from time to time, at the expense of the Company.

     The members of the Audit  Committee  shall be elected by the Board annually and serve until their successors  shall be duly elected and qualified.  Unless a
Chairman is elected by the Board,  the Chairman  shall be elected  annually be a majority vote of the members of the Audit Committee.

     The Audit  Committee  shall  have  unrestricted  access to the  independent auditors and the executive and  financial  management of the Company.  The Audit
Committee  shall have the resources and authority  appropriate  to discharge its responsibilities,  including the authority in its

--------------------------------------------------------------------------------

3 An "audit committee  financial expert" of a company is defined as a person who has all of the following attributes:  (1) an understanding of generally accepted accounting  principles  ("GAAP") and  financial  statements;  (2) the ability to assess the general  application  of GAAP in connection  with the  accounting for estimates, accruals and reserves; (3) experience preparing,  auditing, analyzing or  evaluating  financial  statements  that  present  a  breadth  and  level  of complexity of accounting issues that are generally comparable to the breadth and complexity  of  issues  that can  reasonably  be  expected  to be  raised by the company's financial  statements,  or experience actively supervising one or more persons engaged in such activities;  (4) an  understanding of internal  controls and  procedures  for  financial  reporting;  and (5) an  understanding  of audit committee functions. An audit committee financial expert must have acquired such attributes  through  any  one  or  more  of the  following:  (1)  education  and experience  as a principal  financial  officer,  principal  accounting  officer, controller,  public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

discretion to retain special  legal,  accounting or other experts or consultants to advise the Audit  Committee  at the  expense of the  Company if, in the Audit
Committee's judgment, that is appropriate.

III. MEETINGS

     The Audit Committee  shall meet two times  annually,  or more frequently as circumstances  dictate.  Special meetings (including  telephone meetings) may be called by the Chair or a majority  of the  members of the Audit  Committee  upon reasonable  notice to the other members of the Audit  Committee.  With a view to fostering open  communication,  the Audit Committee shall meet at least annually
with  senior  Company  management   responsible  for  accounting  and  financial
reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit  Committee,  or any of such other  persons,  believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     A.   Charter.  Review this Charter annually and recommend changes,  if any, to the Board.

     B.   Internal Controls.

          1.   Review  annually  with  Company  management  and the  independent auditors:

               a.   the  organizational   structure,   reporting   relationship,
                    adequacy  of  resources  and  qualifications  of the  senior
                    Company management personnel  responsible for accounting and financial reporting;

               b.   their separate evaluations of the adequacy and effectiveness of the  Company's  system of  internal  controls,  including those of the Company's service providers; and

               c.   any significant  findings  related to the Company's  systems for accounting, reporting and internal controls, in the form of written  observations and recommendations  (including any
                    management  letter),   and  Company   management's   written
                    response.

          2.   Establish procedures for the receipt,  retention and treatment of complaints  received  by the Company  and/or the Audit  Committee regarding  accounting,  internal  accounting controls or auditing matters and the confidential, anonymous submission by officers of the  Company or  employees  of the  Adviser or any other  service provider  to  the  Company  of  concerns  regarding  questionable accounting or auditing matters.

          3.   Review  annually  with  Company  management  and the  independent auditors, policies for valuation of Company portfolio securities, and the frequency and magnitude of pricing errors.

     C.   Independent Auditors.

          1.   Approve and recommend to the Board,  the selection,  retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent  auditors.  Such selection  shall  be  pursuant  to a  written  engagement  letter approved by the Audit Committee, which shall provide that:

               •    The Audit  Committee  shall be directly  responsible for the appointment,  compensation,  retention and  oversight  (such oversight shall include resolving any disagreements  between
                    Company  management and the independent  auditors  regarding financial reporting) of the independent auditors; and

               •    The independent  auditors shall report directly to the Audit
                    Committee.

          2.   Pre-approve any engagement of the independent auditors to provide any  non-prohibited  services to the Company,  including the fees and other compensation to be paid to the independent auditors.4

               •    The   Chairman  of  the  Audit   Committee   may  grant  the
                    pre-approval  referenced above for  non-prohibited  services for engagements of less than $5,000.

               •    All such delegated  pre-approvals  shall be presented to the
                    Audit  Committee  no later  than the  next  Audit  Committee meeting.

          3.   Pre-approve any engagement of the independent auditors, including the fees and  other  compensation  to be paid to the  independent auditors,  to provide any  non-audit  services to the Adviser (or
               any  "control   affiliate"5  of  the  Adviser  providing  ongoing
               services to the Company),  if the engagement  relates directly to the operations and financial reporting of the Company.

--------------------------------------------------------------------------------
4 Pre-approval of non-audit services for the Company pursuant to Section IV.C. 2 above is not required  if:(a) the  aggregate  amount of all  non-audit  services provided to the Company is no more than 5% of the total fees paid by the Company to the  independent  auditors  during  the  fiscal  year in which the  non-audit services  are  provided;  (b)  the  services  were  not  recognized  by  Company management  at the time of the  engagement as non-audit  services;  and (c) such services are promptly brought to the attention of the Audit Committee by Company management  and the Audit  Committee  approves them (which may be by delegation)
prior to the completion of the audit.
5 "Control  affiliate"  means any entity  controlling,  controlled  by, or under common control with the Adviser.

               •    The   Chairman  of  the  Audit   Committee   may  grant  the
                    pre-approval  referenced above for  non-prohibited  services for engagements of less than $5,000.

               •    All such delegated  pre-approvals  shall be presented to the
                    Audit  Committee  no later  than the  next  Audit  Committee meeting.

          4.   On an annual  basis,  request,  receive in  writing  and review a report by the independent auditors describing:

               •    the   independent    auditors'   internal    quality-control
                    procedures;

               •    any  material  issues  raised  by the most  recent  internal quality-control  review,  or peer review, of the independent
                    auditors,   or  by  any   inquiry   or   investigations   by
                    governmental   or  professional   authorities,   within  the
                    preceding  five years,  respecting  one or more  independent audits  carried  out by the  independent  auditors,  and any steps taken to deal with any such issues; and

               •    all relationships  between the independent  auditors and the
                    Company,  so  as  to  assess  the  auditors'   independence,
                    including    identification   of   all   relationships   the
                    independent   auditors   have  with  the   Company  and  all
                    significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Company (including, but
                    not  limited  to,  disclosures   regarding  the  independent
                    auditors'  independence  required by Independence  Standards
                    Board  Standard  No. 1 and  compliance  with the  applicable independence provisions of Rule 2-01 of Regulation S-X).

               In assessing  the  auditors'  independence,  the Audit  Committee shall take into account the opinions of Company  management.  The
               Committee  will  present  its  conclusions  with  respect  to the independent  auditors to the Board,  and recommend that the Board take appropriate  action,  if any, in response to the independent auditors'  report to satisfy itself of the independent  auditors'
               independence.

          5.   On an  annual  basis,  meet  with the  independent  auditors  and
               Company  management to review the  arrangements  for and scope of the annual audit for the current year and the audit procedures to be utilized.

          6.   Review the management letter, if any, prepared by the independent auditors and Company management's response.

          7.   Review  and  evaluate  the lead  audit  partner  (such  review to include  consideration  of  whether,  in  addition to the regular rotation  of the lead audit  partner as required by law, in order to  assure  continuing  auditor

               independence,  there should be regular  consideration of rotation of the firm serving as independent auditors).

     D.   Financial Reporting Processes.

          1.   Review with Company management and the independent auditors,  the
               Company's audited financial  statements,  including  management's discussion of Company performance, and recommend to the Board, if appropriate, that the audited financial statements be included in the Company's  annual report to shareholders  required by Section
               30(e)  of the  Investment  Company  Act of 1940  and  Rule  30d-1
               thereunder;

          2.   Review  the  Company's  policy  and  procedures  with  respect to
               declaring  dividends  and  issuing  dividend   announcements  and
               related  press  releases,  as well as financial  information  and dividend guidance provided to analysts and rating agencies; and

          3.   Review with Company  management and the independent  auditors the matters  that  auditing  professional  standards  require  to  be communicated to the Audit Committee,  including,  but not limited to, the matters required to be discussed by Statement on Auditing
               Standards No. 61  (Communications  with Audit  Committees) and 90
               (Audit Committee Communications), including:

               •    the independent  auditors' judgments about the quality,  and not  just the  acceptability,  of the  Company's  accounting principles as applied in its financial reporting;

               •    the  process  used  by  Company  management  in  formulating
                    estimates   and  the   independent   auditors'   conclusions
                    regarding the reasonableness of those estimates;

               •    all significant  adjustments arising from the audit, whether or not recorded by the Company;

               •    when  the  independent   auditors  are  aware  that  Company
                    management  has  consulted  with  other   accountants  about
                    significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

               •    any   disagreements   with  Company   management   regarding
                    accounting or reporting matters;

               •    any  difficulties  encountered  in the  course of the audit, including any  restrictions  on the scope of the independent auditors' activities or on access to requested  information;
                    and

               •    significant  deficiencies  in the  design  or  operation  of internal controls.

          4.   Receive  annually a report from the  independent  auditors to the
               Audit  Committee  of  any  changes  to  the  previously  reported information regarding:

               a.   all critical accounting policies and practices to be used;

               b.   all alternative  treatments of financial  information within
                    GAAP for policies and  practices  related to material  items that  have  been  discussed  with  Company  management,  the ramifications of the use of such alternative disclosures and treatments,  and the treatment  preferred by the independent auditors;

               c.   other   material   written    communications   between   the
                    independent auditors and Company management  including,  but not  limited  to,  any  management  letter  or  schedule  of unadjusted differences; and

               d.   all  non-audit   services  provided  to  an  entity  in  the
                    "investment   company  complex"6  as  defined  in  paragraph
                    (f)(14)  of Rule  2-01  of  Regulation  S-X  that  were  not pre-approved by the Audit Committee.

               If the communication is not within 90 days prior to the filing of the  Company's  annual  financial  statements  with the SEC,  the independent auditors shall provide an update in the 90 day period prior to the filing.

          5.   Review,  initially,  with Company  management and the independent auditors,  the process for developing  the Company's  "disclosure controls and  procedures"7  as defined in Rule 30a-3(c) under the
               Investment  Company Act of 1940 and  thereafter  any  significant changes thereto.

--------------------------------------------------------------------------------
6 "Investment  company  complex"  includes:  (1) an  investment  company and its investment  adviser or sponsor;  (2) any entity  controlled by or controlling an investment  adviser or sponsor in (1) above,  or any entity under common control with any  investment  adviser or sponsor in (1) above if the  entity:  (A) is an investment  adviser or sponsor or (B) is engaged in the  business  of  providing administrative,  custodian,  underwriter,  or  transfer  agent  services  to any investment  company,  investment  adviser,  or  sponsor;  and (3) an  investment company or entity that would be an  investment  company  but for the  exclusions provided  by  Section  3(c) of the 1940 Act that has an  investment  adviser  or sponsor  included in (1) and (2) above.  Investment  adviser  does not include a subadviser  whose role is primarily  portfolio  management and is  subcontracted with or  overseen  by another  investment  adviser.  Sponsor  is an entity  that establishes a unit investment trust.
7 "Disclosure  controls and procedures" means controls and other procedures of a registered  management  investment  company  that are  designed  to ensure  that information  required to be disclosed by the investment company on Form N-CSR is recorded, processed,  summarized and reported, within the time periods specified in the SEC's  rules and  forms.  Disclosure  controls  and  procedures  include, without limitation,  controls and procedures designed to ensure that information required to be disclosed by an  investment  company in the reports that it files or submits on Form  N-CSR is  accumulated  and  communicated  to the  investment company's management,  including its principal executive

          6.   Receive a report, semi-annually, from Company management that all necessary  certifications have been made under Sarbanes-Oxley Act of 2002.

          7.   Review with Company  management  and the  independent  auditors a report by Company  management  covering any Form N-CSR filed, and any required certification of such filing, along with the results of Company  management's  most recent evaluation of the Company's
               "disclosure controls and procedures."

          8.   Ask Company management,  the Company's  accounting services agent and the  independent  auditors to review  significant  changes to elected  tax  accounting  policies  and their  effect on  amounts distributed and reported to shareholders for Federal tax purposes
               and  review  any   material   accounting,   tax,   valuation   or
               recordkeeping  issues that may affect the Company,  its financial statements or the amount of its dividends or distributions.

     E.   Process Improvements

               To the extent appropriate,  review with the independent  auditors and Company  management  significant  changes or  improvements in accounting and auditing processes that have been implemented.

     F.   Legal and Compliance

          1.   Review any legal or regulatory matters that arise that could have a material impact on the Company's financial statements.

          2.   Review   policies  and  procedures   with  respect  to  financial
               statement  risk  assessment  and risk  management,  including the steps  Company  management  has taken to monitor and control such risk exposures.

          3.   Establish  clear hiring  policies for the Company with respect to employees or former employees of the independent auditors.

     G.   Other Responsibilities

          1.   Review, annually, the performance of the Audit Committee.

          2.   Prepare  a  report  of the  Audit  Committee  as  required  to be included in the annual proxy statement.8

--------------------------------------------------------------------------------
officer or officers  and  principal  financial  officer or  officers,  or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
8 Item 306 of  Regulation  S-K  requires  each  proxy  statement  relating  to a shareholder  meeting at which  directors  are to be elected to include a report, followed by the name of each Audit Committee  member,  stating whether:  (1) the
Committee  has reviewed and  discussed  the audited  financial  statements  with management,  (2) the Committee has discussed with the  independent  auditors the matters  required to be discussed by SAS 61, (3) the  Committee has

          3.   Investigate any other matter brought to its attention  within the scope of its duties,  and have the authority in its discretion to retain  legal,  accounting  or other  experts or  consultants  to advise the Audit Committee, at the expense of the Company, if, in the Committee's judgment, that is appropriate.

          4.   Perform any other  activities  consistent with this Charter,  the
               Company's Articles of Incorporation, Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5.   Maintain  minutes of committee  meetings,  report its significant activities  to the Board,  and make such  recommendations  to the
               Board as the Audit Committee may deem necessary or appropriate.

V.   FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the
Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit  services for the Company;  (ii) compensation to any legal,  accounting  or  other  experts  or  consultants  retained  by the  Audit
Committee  pursuant to Section  IV.G.3 above and (iii)  ordinary  administrative expenses of the Audit  Committee  that are necessary or  appropriate in carrying out its duties.

                                    * * * * *

     Adopted December 12, 2003
     Amended July 15, 2004

--------------------------------------------------------------------------------
received  the the  written  disclosures  and the  letter  from  the  independent auditors  required  by  Independence  Standards  Board  Standard  No. 1, and has
discussed with the independent auditors their independence, and (4) based on the review and  discussions  referred to in  paragraphs  (1) through  (3), the Audit
Committee  recommended  to the Board that the audited  financial  statements  be included in the  Company's  annual  report to  shareholders  required by Section
30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

--------------------------------------------------------------------------------

               PROXY - TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 15, 2005

The undersigned  holder of common shares and/or  preferred shares appoints David
J.  Schulte  and  Terry C.  Matlack,  or  either  of them,  each  with  power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure  Corporation to
be held on April 15, 2005 and at any adjournments  thereof,  as set forth on the reverse side of this card, and in their  discretion upon any other business that may properly come before the meeting.

         YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
             PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                           [   ]  Mark this box with an X if you have made
                                  changes to your name or address details above.
ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
AND, ABSENT DIRECTION, WILL BE VOTED "FOR" THE PROPOSALS.

A.   ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE BELOW.

                                FOR              WITHHOLD

     Conrad S. Ciccotello       [   ]            [   ]

B.   ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  Sale of common  shares  below Net Asset  Value
     ("NAV") subject to the following  conditions:  (i) the aggregate  number of common  shares  issued  below  NAV will  not  exceed  more  than 20% of the
     Company's  outstanding  common  shares  as of any  offering  date;  (2) the
     Company will not sell its common shares at a net sale price to the Company, after  deduction  of  all  offering  expenses  and  underwriting  fees  and commissions,  that  represents  a discount  of more than 5% of the NAV,  as determined  at any time within 48 hours of pricing of the common  shares to be sold below NAV; and (3) the Company will only issue common  shares below
     NAV if a majority of the independent  directors makes a determination  that they  reasonably  expect  that the  investment(s)  to be made  with the net proceeds of such issuance will increase stockholder distributions.

      FOR      AGAINST  ABSTAIN

      [   ]    [   ]    [   ]

3.   Ratification of Ernst & Young LLP as the Company's independent, registered, certified  public  accountants,  to audit the  accounts  of the  Company for the fiscal year ending November 30, 2005:

      FOR      AGAINST  ABSTAIN

      [   ]    [   ]    [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING       [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                 Signature 2 -                Date
Please keep signature         Please keep signature        (mm/dd/yyyy)
within the box                within the box

---------------------        ----------------------        ---------------------